Exhibit 99.09

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

CHASE BANK USA, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-1

Monthly Period:	03/01/2005 to 03/31/2005
Distribution Date:	04/19/2005
Transfer Date:	04/18/2005

Under Section 5.02 of the Amended and Restated Pooling and Servicing Agreement dated as of March 28, 2002 (the “Pooling and Servicing Agreement”) by and between Chase Bank USA, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution

	1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
			Class A	$2.41667
			Class B	$2.65833
			Excess Collateral Amount	$3.10139

	2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
			Class A	$2.41667
			Class B	$2.65833
			Excess Collateral Amount	$3.10139

	3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
			Class A	$0.00000
			Class B	$0.00000
			Excess Collateral Amount	$0.00000

B.	Information Regarding the Performance of the Trust

	1.	Allocation of Principal Receivables

		(a1)	The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$117,826,971.12
				Class B	$9,113,291.92
				Excess Collateral Amount	$13,347,025.96

				Total	$140,287,289.00

	2.	Allocation of Finance Charge Receivables

		(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$10,820,187.50
				Class B	$836,884.17
				Excess Collateral Amount	$1,225,672.88

				Total	$12,882,744.55

		(b1)	Principal Funding Investment Proceeds (to Class A)		$0.00
		(b2)	Withdrawals from Reserve Account (to Class A)		$0.00

			Class A Available Funds		$10,820,187.50

		(c1)	Principal Funding Investment Proceeds (to Class B)		$0.00
		(c2)	Withdrawals from Reserve Account (to Class B)		$0.00
			Class B Available Funds		$836,884.17

		(d1)	Principal Funding Investment Proceeds (to CIA)		$0.00
		(d2)	Withdrawals from Reserve Account (to CIA)		$0.00
			CIA Available Funds		$1,225,672.88

		(e1)	Total Principal Funding Investment Proceeds		$0.00
		(e2)	Investment Earnings on deposits to Reserve Account		$0.00

	3.	Principal Receivable / Investor Percentages

		(a)	The aggregate amount of Principal Receivables in the Trust as of 3/31/05		$44,764,296,207.72

		(b)	Invested Amount as of 3/31/05 (Adjusted Class A Invested Amount during Accumulation Period)
				Class A	$750,000,000.00
				Class B	$58,036,000.00
				Excess Collateral Amount	$84,822,000.00

				Total	$892,858,000.00

	(c)	The Floating Allocation Percentage
			Class A	1.642%
			Class B	0.127%
			Excess Collateral Amount	0.186%

			Total	1.955%

	(d)	During the Accumulation Period: The Invested Amount as of Revolving Period)
			Class A	$0.00
			Class B	$0.00
			Excess Collateral Amount	$0.00

			Total	$0.00

	(e)	The Fixed/Floating Allocation Percentage
			Class A	1.642%
			Class B	0.127%
			Excess Collateral Amount	0.186%

			Total	1.955%

4.	Delinquent Balances

		The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

		(a) 30 - 59 days		$548,013,121.95
		(b) 60 - 89 days		$355,118,312.58
		(c) 90 - 119 days		$298,159,044.09
		(d) 120 - 149 days		$273,735,967.50
		(e) 150 - 179 days		$258,463,942.13
		(f) 180 or more days		$0.00

			Total	$1,733,490,388.25

5.	Monthly Investor Default Amount

	(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
			Class A	$3,142,620.09
			Class B	$243,065.02
			Excess Collateral Amount	$355,984.98

			Total	$3,741,670.09

6.	Investor Charge-Offs & Reimbursements of Charge-Offs

	(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Excess Collateral Amount
			Class A	$0.00
			Class B	$0.00
			Excess Collateral Amount	$0.00

			Total	$0.00

	(b)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount
			Class A	$0.00
			Class B	$0.00
			Excess Collateral Amount	$0.00

			Total	$0.00

7.	Investor Servicing Fee

	(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
			Class A	$937,500.00
			Class B	$72,545.00
			Excess Collateral Amount	$106,027.50

			Total	$1,116,072.50

8.	Reallocated Principal Collections

	(a)	The amount of Reallocated Excess Collateral Amount and Class B Principal Collection applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month
			Class B	$0.00
			Excess Collateral Amount	$0.00

			Total	$0.00

9.	Excess Collateral Amount

	(a)	The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$84,822,000.00

	10.		The Portfolio Yield

			The Portfolio Yield for the related Monthly Period	11.96%

	11.		The Base Rate

			The Base Rate for the related Monthly Period	5.10%

C.	Information Regarding the Principal Funding Account

	1.		Accumulation Period

			(a) Accumulation Period Commencement Date	12/01/2005
			(b) Accumulation Period Length (months)	1
			(c) Accumulation Period Factor	35.26
			(d) Required Accumulation Factor Number	8
			(e) Controlled Accumulation Amount	$892,858,000.00
			(f) Minimum Payment Rate (last 12 months)	13.39%

	2.		Principal Funding Account

			Beginning Balance	$0.00
			Plus: Principal Collections for related Monthly Period from Principal Account	$0.00
			Plus: Interest on Principal Funding Account Balance for related Monthly Period	$0.00
			Less: Withdrawals to Finance Charge Account	$0.00
			Less: Withdrawals to Distribution Account	$0.00

			Ending Balance	$0.00

	3.		Accumulation Shortfall

			The Controlled Deposit Amount for the previous Monthly Period	$0.00

		Less:	The amount deposited into the Principal Funding
			Account for the previous Monthly Period	$0.00
			Accumulation Shortfall	$0.00

			Aggregate Accumulation Shortfalls	$0.00

	4.		Principal Funding Investment Shortfall

			Covered Amount	$0.00
		Less:	Principal Funding Investment Proceeds	$0.00

			Principal Funding Investment Shortfall	$0.00

D.	Information Regarding the Reserve Account

	1.		Required Reserve Account Analysis

		(a)	Required Reserve Account Amount percentage	0.50000%

		(b)	Required Reserve Account Amount ($) (.5% of Invested Amount or other amount designated by Transferor)	$0.00

	(c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

	(d) Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

2.	Reserve Account Investment Proceeds

	Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3.	Withdrawals from the Reserve Account

	Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer (1 (d) plus 2 above)	$0.00

4.	The Portfolio Adjusted Yield

	The Portfolio Adjusted Yield for the related Monthly Period	5.41%

Chase Bank USA, National Association as Servicer

By:	/s/ PATRICIA GARVEY
Patricia Garvey
Vice President